UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6302

Cohen & Steers Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset value (NAV) at that date was $68.27 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Realty Shares	13.46%
FTSE NAREIT Equity REIT Index[a]	14.91%
S&P 500 Index[a]	9.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's return assumes the reinvestment of all dividends and distributions at NAV. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate securities advanced in the first half of 2012 and outperformed the broader equity market. After a strong start, the pace of the rally cooled in the second quarter amid slowing economic growth with more modest job creation. REITs nonetheless added to their first-quarter gains, while the S&P 500 Index turned down. In a less certain economic environment, investors appeared to favor REITs for their relatively stable lease-based cash flows and access to capital at historically attractive terms. Investors also took comfort in the mostly domestic profile of REITs' income, which made them less vulnerable to slowing growth and sovereign debt issues internationally.

All property sectors advanced, led by owners of regional malls which had a total return of (+22.7%)b in the index. The group was aided by good earnings reports from leading companies and continued sales growth from mall tenants broadly. Simon Property Group reported first-quarter earnings that grew a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY SHARES, INC.

13% compared with the first quarter of 2011, and announced a 5% dividend increase. Simon also acquired a 29% stake in Klépierre, a French retail landlord majority owned by BNP Paribas. It was able to move quickly on this long-term growth opportunity, funding the transaction through a combination of common stock and unsecured debt.

Office REITs (+13.7%) saw stronger-than-expected demand on the West Coast and in Manhattan. SL Green Realty Corp. was a standout, announcing one of the largest lease deals in New York City history with media tenant Viacom. In the diversified sector (+12.5%), data-center operator Digital Realty Trust announced the purchase of three facilities near London. Similar to Simon Property Group's venture into Europe, this was an example of a U.S. company using its low cost of capital to acquire attractively priced, higher-yielding European assets.

The typically cyclical hotel sector (+12.8%) performed broadly in line with the typically defensive health care property sector (+12.7%), alternating leadership in the first and second quarters, respectively. Apartment REITs (+9.5%) underperformed, as improving sentiment in the single-family housing market prompted concerns of slower cash flow growth in the rental market.

Fund performance

The Fund had a positive total return for the period, but underperformed its benchmark. Stock selection in the hotel sector detracted from relative performance. Among our holdings were certain U.S.-based companies whose portfolios include hotels in Europe. We believe they have good fundamentals, although revenue growth in dollar terms has been hindered recently by weakness in the Euro.

In the industrial sector (+19.0%) we were overweight Prologis, which had a sizable absolute gain but trailed smaller industrial property stocks that had larger rebounds. Our underweight in the health care sector also detracted from relative returns.

Factors that aided relative performance included stock selection among shopping center companies (+19.3%) and our overweight in regional malls, specifically Simon Property Group. Stock selection in the apartment sector modestly benefited relative returns.

Investment Outlook

Recent disappointment in employment reports notwithstanding (monthly job gains below 100,000 in both May and June), we continue to expect slow but steady growth, with modest job creation. Such an environment should, in our view, allow for incremental gains in demand for real estate companies and continued low financing costs as interest rates remain low. Fundamentals in most sectors should also be supported by only gradual additions to supply, to the potential benefit of property-level cash flow growth.

Recent property transactions have largely confirmed our value estimates, but we continue to carefully evaluate our inputs. We have a modest cyclical lean (overweight in hotel and industrial companies), but with a defensive component in the portfolio. For this, high-quality malls are more appealing than health care companies, which are trading well above their historical premium to NAV.

COHEN & STEERS REALTY SHARES, INC.

We have a generally favorable view of key office markets, including life sciences, technology and media, as well as New York offices broadly. We are marginally underweight apartments based on valuations and improved statistics for single-family homes, although we are monitoring the group for buying opportunities based on its relative underperformance versus other property sectors. We continue to favor prime retail owners, while staying cautious toward health care properties, suburban offices and secondary retail.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception[a]
Fund	8.79%	2.98%	11.40%	12.44%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our Web site at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized expense ratio as reported in the prospectus dated May 1, 2012 was 1.03%.

a  Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012—June 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period[a] January 1, 2012– June 30, 2012
Actual (13.46% return)	$1,000.00	$1,134.60	$5.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.07

a  Expenses are equal to the Fund's annualized expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

June 30, 2012

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$551,954,171	11.8
Prologis	302,396,290	6.5
Vornado Realty Trust	286,015,221	6.1
Public Storage	262,003,063	5.6
Equity Residential	256,250,647	5.5
General Growth Properties	203,018,878	4.3
HCP	177,340,042	3.8
Boston Properties	162,916,197	3.5
Ventas	154,674,676	3.3
AvalonBay Communities	139,780,542	3.0

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.6%
COMMUNICATIONS—TOWERS	1.8%
American Tower Corp.		1,211,520	$84,697,363
FINANCIAL—BANK	0.3%
Bond Street Holdings LLC, Class A, 144Aa,b,c,d		662,947	15,002,491
REAL ESTATE	96.5%
DIVERSIFIED	7.3%
Alexander's		70,282	30,299,273
American Assets Trust		1,145,991	27,790,282
Vornado Realty Trust		3,405,754	286,015,221
			344,104,776
HEALTH CARE	8.3%
Brookdale Senior Living[d]		1,906,137	33,814,871
HCP		4,016,762	177,340,042
Health Care REIT		393,357	22,932,713
Ventas		2,450,486	154,674,676
			388,762,302
HOTEL	6.8%
Hersha Hospitality Trust		7,185,476	37,939,313
Host Hotels & Resorts		7,949,000	125,753,180
Hyatt Hotels Corp., Class Ad		1,931,346	71,768,817
Orient-Express Hotels Ltd., Class A (Bermuda)[d]		4,203,104	35,179,981
Starwood Hotels & Resorts Worldwide		932,529	49,461,338
			320,102,629
INDUSTRIAL	6.5%
Prologis		9,100,099	302,396,290

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OFFICE	13.7%
Alexandria Real Estate Equities		806,089	$58,618,792
Boston Properties		1,503,333	162,916,197
Brookfield Office Properties (Canada)		6,107,095	106,385,595
Corporate Office Properties Trust		2,506,882	58,936,796
Hudson Pacific Properties		1,852,301	32,248,560
Kilroy Realty Corp.		484,114	23,435,959
Liberty Property Trust		1,656,114	61,011,240
Piedmont Office Realty Trust		2,475,038	42,595,404
SL Green Realty Corp.		1,197,748	96,107,299
			642,255,842
RESIDENTIAL	19.1%
APARTMENT	18.1%
American Campus Communities		1,324,728	59,586,265
Apartment Investment & Management Co.		3,891,868	105,197,192
AvalonBay Communities		987,988	139,780,542
Campus Crest Communities		354,817	3,686,549
Colonial Properties Trust		2,205,142	48,821,844
Education Realty Trust		2,724,160	30,183,693
Equity Residential		4,109,215	256,250,647
Essex Property Trust		404,727	62,295,580
Mid-America Apartment Communities		1,213,299	82,795,524
UDR		2,224,258	57,474,827
			846,072,663
MANUFACTURED HOME	1.0%
Equity Lifestyle Properties		687,586	47,422,806
TOTAL RESIDENTIAL			893,495,469

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SELF STORAGE	7.4%
CubeSmart		1,790,983	$20,900,772
Extra Space Storage		2,043,394	62,527,856
Public Storage		1,814,300	262,003,063
			345,431,691
SHOPPING CENTER	24.2%
COMMUNITY CENTER	5.1%
Federal Realty Investment Trust		110,217	11,472,488
Regency Centers Corp.		1,933,090	91,957,091
Retail Properties of America		1,934,455	18,802,903
Tanger Factory Outlet Centers		1,907,756	61,143,580
Weingarten Realty Investors		2,037,278	53,661,902
			237,037,964
REGIONAL MALL	19.1%
General Growth Properties		11,222,713	203,018,878
Macerich Co.		1,155,716	68,245,030
Simon Property Group		3,545,896	551,954,171
Taubman Centers		935,416	72,176,699
			895,394,778
TOTAL SHOPPING CENTER			1,132,432,742
SPECIALTY	3.2%
Digital Realty Trust		1,410,431	105,881,055
DuPont Fabros Technology		1,485,916	42,437,761
			148,318,816
TOTAL REAL ESTATE			4,517,300,557

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Value
TOTAL INVESTMENTS (Identified cost—$3,310,818,474)	98.6%	$4,617,000,411
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4%	66,101,191
NET ASSETS (Equivalent to $68.27 per share based on 68,593,254 shares of common stock outstanding)	100.0%	$4,683,101,602

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.3% of the net assets of the Fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.3% of the net assets of the Fund, all of which are illiquid.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.3% of the net assets of the Fund.

d  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$3,310,818,474)	$4,617,000,411
Cash	88,421,978
Receivable for:
Investment securities sold	57,340,634
Fund shares sold	11,490,759
Dividends	8,163,360
Other assets	17,999
Total Assets	4,782,435,141
LIABILITIES:
Payable for:
Investment securities purchased	83,716,318
Fund shares redeemed	8,274,748
Investment advisory fees	2,871,242
Dividends declared	2,111,911
Shareholder servicing fees	1,269,956
Administration fees	73,288
Directors' fees	2,729
Other liabilities	1,013,347
Total Liabilities	99,333,539
NET ASSETS applicable to 68,593,254 shares of $0.001 par value of common stock outstanding	$4,683,101,602
NET ASSET VALUE PER SHARE:
($4,683,101,602 ÷ 68,593,254 shares outstanding)	$68.27
NET ASSETS consist of:
Paid-in capital	$3,300,963,419
Dividends in excess of net investment income	(12,756,140)
Accumulated undistributed net realized gain	88,712,386
Net unrealized appreciation	1,306,181,937
$4,683,101,602

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $217,747 of foreign withholding tax)	$44,843,188
Expenses:
Investment advisory fees	16,885,112
Transfer agent fees and expenses	1,608,383
Shareholder servicing fees	1,536,517
Administration fees	717,575
Reports to shareholders	225,316
Custodian fees and expenses	166,493
Directors' fees and expenses	154,656
Registration and filing fees	134,802
Professional fees	54,418
Line of credit fees	45,884
Miscellaneous	111,897
Total Expenses	21,641,053
Net Investment Income	23,202,135
Net Realized and Unrealized Gain:
Net realized gain on investments	205,886,361
Net change in unrealized appreciation	306,990,098
Net realized and unrealized gain	512,876,459
Net Increase in Net Assets Resulting from Operations	$536,078,594

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$23,202,135	$35,918,929
Net realized gain	205,886,361	89,816,937
Net change in unrealized appreciation	306,990,098	65,427,683
Net increase in net assets resulting from operations	536,078,594	191,163,549
Dividends and Distributions to Shareholders from:
Net investment income	(43,767,009)	(35,622,367)
Net realized gain	(6,076,749)	(37,757,284)
Total dividends and distributions to shareholders	(49,843,758)	(73,379,651)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	362,970,228	551,043,334
Total increase in net assets	849,205,064	668,827,232
Net Assets:
Beginning of period	3,833,896,538	3,165,069,306
End of period[a]	$4,683,101,602	$3,833,896,538

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $12,756,140 and $7,808,734, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$60.83	$58.46	$47.06	$37.01	$58.80	$89.45
Income from investment operations:
Net investment income	0.34	0.63 [a]	1.22	0.89	1.15	1.24 [b]
Net realized and unrealized gain (loss)	7.84	2.93	11.39	10.55	(20.93)	(18.21)
Total income (loss) from investment operations	8.18	3.56	12.61	11.44	(19.78)	(16.97)
Less dividends and distributions to shareholders from:
Net investment income	(0.65)	(0.58)	(1.22)	(0.89)	(1.22)	(1.09)
Net realized gain	(0.09)	(0.61)	—	—	—	(12.63)
Tax return of capital	—	—	—	(0.51)	(0.80)	—
Total dividends and distributions to shareholders	(0.74)	(1.19)	(1.22)	(1.40)	(2.02)	(13.72)
Redemption fees retained by the Fund	—	0.00 [c]	0.01	0.01	0.01	0.04
Net increase (decrease) in net asset value	7.44	2.37	11.40	10.05	(21.79)	(30.65)
Net asset value, end of period	$68.27	$60.83	$58.46	$47.06	$37.01	$58.80
Total investment return[d]	13.46%[e]	6.18%	27.14%	32.50%	–34.40%	–19.19%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,683.1	$3,833.9	$3,165.1	$2,299.4	$1,392.1	$2,295.1
Ratio of expenses to average daily net assets	1.01%[f]	0.96%	0.99%	1.06%	1.00%	0.95%
Ratio of net investment income to average daily net assets	1.08%[f]	0.98%	1.10%	2.45%	2.06%	1.21%
Portfolio turnover rate	50%[e]	90%	106%	119%	99%	58%

a  17.0% of gross income was attributable to dividends paid by Simon Property Group.

b  15.1% of net investment income was attributable to a special dividend paid by Boston Properties.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the six months ended June 30, 2012.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock— Financial—Bank	$15,002,491	$—	$—	$15,002,491	[a]
Common Stock—Other	4,601,997,920	4,601,997,920	—	—
Total Investments[b]	$4,617,000,411	$4,601,997,920	$—	$15,002,491

a  Investments classified as Level 3 infrequently trade and have significant unobservable inputs.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2011	$14,253,361
Change in unrealized appreciation	749,130
Balance as of June 30, 2012	$15,002,491

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2012 which were valued using significant unobservable inputs (Level 3) amounted to $749,130.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at 6/30/2012	Valuation Technique	Unobservable Inputs	Range
Common Stock— Financial—Bank	$15,002,491	Market comparable companies	Price/Book Ratio Liquidity Discount	1.20 15.0%	x – 1.55x

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investment in Financial-Bank are the price-to-book ratio and discount for lack of liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Cash: As of June 30, 2012, the balance of cash was held at the Fund's custodian in a non-interest bearing demand deposit account.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% for the first $1.5 billion and 0.75% thereafter of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2012, the Fund paid the advisor $430,379 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Shareholder Servicing Fees: Effective January 1, 2012, the Board of Directors of the Fund approved the adoption of a shareholder services plan for the Fund, pursuant to which the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund in the amount of $32,159 for the six months ended June 30, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $2,550,917,578 and $2,087,771,781, respectively.

Note 4. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$3,310,818,474
Gross unrealized appreciation	$1,319,082,925
Gross unrealized depreciation	(12,900,988)
Net unrealized appreciation	$1,306,181,937

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Sold	12,246,930	$798,531,815	23,720,066	$1,440,544,756
Issued as reinvestment of dividends and distributions	680,292	45,999,573	1,154,303	67,734,530
Redeemed	(7,360,041)	(481,561,160)	(15,986,902)	(957,279,323)
Redemption fees retained by the Fund[a]	—	—	—	43,371
Net increase	5,567,181	$362,970,228	8,887,467	$551,043,334

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations

COHEN & STEERS REALTY SHARES, INC.

by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel, noting the recent leadership changes to the global real estate investment team. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors considered that the Fund outperformed its benchmark and the medians of the Peer Funds for the five- and ten-year periods ended March 31, 2012, ranking in the second quintile for the five-year period. The Board of Directors noted that the Fund had underperformed its benchmark and the medians of the Peer Funds for the one- and three-year periods ended March 31, 2012. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, recent changes to the global real estate investment team, and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined to more closely monitor the Fund's performance and requested that the Investment Advisor provide updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual and contractual advisory fees were higher than the Peer Funds' medians, ranking the Fund in the fifth quintile. The Board of Directors further noted that the Fund's total expense ratio was higher than the Peer Funds' median, ranking the Fund in the third quintile. The Board of Directors further considered the Fund's expenses versus the group of institutional focused open-end funds compiled by the Investment Advisor, and noted that the Fund's total expense ratio was lower than the median of the group. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion and, as a result of asset size, the Fund is

COHEN & STEERS REALTY SHARES, INC.

currently benefitting from the reduced fee. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion, and as discussed above in (iii), the Fund is currently benefitting from the reduced fee. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund advisory agreements, as well as the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRSX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Realty Shares

CSRSXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: September 4, 2012